UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2017

_________________________

NEXEON MEDSYSTEMS INC
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55655	81-0756622
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1910 Pacific Avenue, Suite 20000 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

844-919-9990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01:	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 21, 2017, Nexeon MedSystems Inc (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Leonite Capital, LLC, a Delaware limited liability company (“LC”) to provide the Company with additional resources to conduct its business. Pursuant to the SPA, LC purchased a unit (the “Unit”) consisting of (i) a Note in the principal amount of $1,120,000 at an original issue discount of $120,000, (ii) warrants to purchase 500,000 shares of the Company’s Common Stock, $0.001 par value per share (“Common Stock”), and (iii) the Commitment Shares (defined below), subject to the conditions specified in the SPA. The funds from the purchase were received by the Company on August 24, 2017 (the “Closing Date”)

LC is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). The offer, issue, and sale of securities are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

Securities Purchase Agreement

For the purpose of securing the Company’s obligations to LC under the Note (described below), (i) Rosellini Scientific LLC, a Texas limited liability company wholly owned by William Rosellini, the Chief Executive Officer and a Director of the Company (“RS”), owner of 100% of the issued share capital of Nexeon Medsystems Belgium, SPRL (“NMB”), entered into a Security Pledge Agreement with LC (the “Pledge Agreement”) pursuant to which RS pledged the shares of NMB (the “NMB Shares”) to LC, (ii) Roselancland Limited Partnership, an affiliate of the Company (“RLP”), granted the Deed of Trust to LC conveying in trust certain property of RLP to LC, (iii) Randy M. Rosellini, the father of William Rosellini and a shareholder of the Company, executed a Personal Guaranty (the “Guaranty”) in favor of LC, and (iv) the Company executed the Security Agreement (the “Nexeon SA”) by and among the Company, and certain subsidiaries and affiliates of the Company and LC.  Such security interest includes, but is not limited to, all of the assets of the Company and such subsidiaries and affiliates.

Commitment Shares.

The Company shall issue to LC 100,000 shares of the Company’s Common Stock (the “Commitment Shares”) as consideration for entering into the SPA with the Company.

Terms of Units.

For the consideration of $1,000,000, on the Closing Date, LC purchased from the Company a Unit consisting of (a) the Note in the principal amount of $1,120,000; (b) a two-year warrant (the “Two-Year Warrant”) for the purchase of 250,000 shares of the Company’s Common Stock, at an exercise price of $2.50 per share; (c) a five-year warrant (the “Five-Year Warrant” and together with the Two-Year Warrant, the “Warrants”) for the purchase of 250,000 shares of the Company’s Common Stock, at an exercise price of $3.00 per share; and (d) the Commitment Shares.

Deed of Trust

The Company has paid RLP $100 in cash as consideration for granting the deed of trust dated as of the Closing Date to LC for securing the Company’s indebtedness to LC under the Note.

Use of Proceeds.

On January 10, 2017, the Company, through its wholly-owned subsidiary Nexeon Medsystems Europe SARL (“Nexeon Europe”), entered into an Irrevocable Option Agreement (the “Option Agreement”) with RS to acquire 100% of the issued and outstanding shares of NMB owned by RS. As part of the consideration associated with the Option Agreement, on the same date, January 10, 2017, Nexeon Europe also entered into a Promissory Note with NMB  to provide it with working capital. (See Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2017.) The Company shall use the proceeds from the sale and issuance of the Unit to LC to provide additional working capital to NMB. Following the purchase of the Unit by LC, no later than two weeks following the Closing Date, Nexeon Europe shall have exercised its option with RS to acquire NMB from RS and such acquisition shall have been completed.

Piggyback Registration Rights.

Pursuant to the SPA, LC was granted piggyback registration rights.  The Company shall give LC at least 30 days’ prior written notice of each filing by the Company of a registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms thereto) with the Securities and Exchange Commission. If requested by LC in writing within 20 days after receipt of any such notice, the Company shall, at the Company’s sole expense (other than the underwriting discounts, if any, payable in respect of the shares sold by LC), register all or, at LC’s option, any portion of the shares of Common Stock issued to LC pursuant to the SPA or issuable to LC upon the conversion of the Note or the exercise of the Warrants (the “LC Shares”) concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the LC Shares through the securities exchange, if any, on which the Common Stock is being sold or on the over-the-counter market, and will use its reasonable best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. If the managing underwriter of any such offering shall determine and advise the Company that, in its opinion, the distribution of all or a portion of the LC Shares requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the Company will include in such registration first, the securities that the Company proposes to sell and second, the LC Shares requested to be included in such registration by LC, to the extent permitted by the managing underwriter.

Senior Secured Convertible Promissory Note.

Pursuant to the terms of the SPA, the Company delivered the Senior Secured Convertible Promissory Note (the “Note”) to LC on the Closing Date for the principal sum of $1,120,000, together with interest at the rate of 12% per annum (the “Stated Rate”). The consideration to LC for the Note is $1,000,000 (the “Consideration”). At the closing, the outstanding principal amount under the Note was $1,120,000 (the “Principal Amount”), consisting of the Consideration plus the OID (as defined below). The maturity date is 24 months (the “Term”) from the date of issue (the “Maturity Date”). The principal sum, as well as any accrued and unpaid interest and other fees shall be due and payable in accordance with the payment terms set forth in the Note. The Note may not be prepaid in whole or in part except as otherwise explicitly set forth in the Note. Any amount of principal or interest on the Note, which is not paid by the Maturity Date, shall bear interest at the rate of 24% per annum from the due date thereof until the same is paid (“Default Interest”). Interest shall commence accruing on the date that the Note is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due under the Note (to the extent not converted into Common Stock by LC as set forth below) shall be made in lawful money of the United States of America.

The Note is a senior secured obligation of the Company, with priority over all future Indebtedness (as defined below) of the Company. The obligations of the Company under the Note are secured pursuant to the terms of the following agreements: (i) the Nexeon SA, (ii) the Deed of Trust granted by RLP, in favor of LC, (iii) the Guaranty of Randy M. Rosellini, and (iv) the Pledge Agreement between RS and LC in respect of the shares of NMB.

The term “Indebtedness” means (a) all indebtedness of the Company for borrowed money or for the deferred purchase price of property or services, including any type of letters of credit, but not including deferred purchase price obligations in place as of the Issue Date or obligations to trade creditors incurred in the ordinary course of business, (b) all obligations of the Company evidenced by notes, bonds, debentures or other similar instruments, (c) purchase money indebtedness hereafter incurred by the Company to finance the purchase of fixed or capital assets, including all capital lease obligations of the Company which do not exceed the purchase price of the assets funded, (d) all guarantee obligations of the Company in respect of obligations of the kind referred to in clauses (a) through (c) above that the Company would not be permitted to incur or enter into, and (e) all obligations of the kind referred to in clauses (a) through (d) above that the Company is not permitted to incur or enter into that are secured and/or unsecured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured and/or unsecured by) any lien or encumbrance on property (including accounts and contract rights) owned by the Company, whether or not the Company has assumed or become liable for the payment of such obligation.

Note Payments.

Beginning on September 22, 2017 (the “Initial Monthly Payment Date”) and on the same day of each and every calendar month thereafter throughout the Term of the Note (the “Monthly Payment Date”), the Company shall make monthly payments under the Note to LC in the amounts set forth below (each, a “Monthly Payment Amount”).

(1)
Monthly Payments. The Monthly Payment Amount for the payment due on each Monthly Payment Date through and including the 12th Monthly Payment Date (the “Final Interest-Only Payment Date”) shall be $11,200, consisting of accrued but unpaid interest on the unpaid principal balance of the Note.

(2)
Amortization Period. The Monthly Payment Amount shall be adjusted on the 13th Monthly Payment Date to an amount sufficient to fully repay the unpaid principal balance of the Note, together with interest at the Stated Rate, by the end of the Amortization Period (as defined below) in substantially equal monthly installments. The “Amortization Period” shall be a period of 12 months beginning on the Final Interest-Only Payment Date and the monthly payments during the Amortization Period are estimated to be $104,533.33, subject to adjustment.

(3)	Payments from Future Funding Sources. The Company shall pay to LC on an accelerated basis any outstanding principal amount of the Note, along with accrued, but unpaid interest, from:

(a)	Future Financing Proceeds - 20% of the gross proceeds of any future financing of the Company that is completed following the closing of the Company’s acquisition of NMB, and

(b)	Other Future Receipts – All net proceeds from any sale of assets of the Company or any of its subsidiaries or receipt by LC or any of its subsidiaries of any tax credits.

(4)	Remaining payments. Any and all remaining unpaid principal of and interest on the Note shall be due and payable in full on the Maturity Date.

Original Issue Discount.

The Note carries an original issue discount of $120,000 (the “OID”), to cover LC’s legal fees, accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Note, which is included in the principal balance of the Note. Thus, the purchase price of the Note was $1,000,000, computed as follows: the Principal Amount minus the OID.

Conversion Right.

LC shall have the right at any time at LC’s option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Note into fully paid and non-assessable shares of Common Stock or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified (each, a “Conversion Share”) at the conversion price described below (the “Conversion Price”) determined as provided in the Note (a “Conversion”); provided, however, that in no event shall LC be entitled to convert any portion of the Note in excess of that portion of the Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by LC and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained in the Note, and, if applicable, net of any shares that may be deemed to be owned by any person not affiliated with LC who has purchased a portion of the Note from LC) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of the Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by LC and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived (up to a maximum of 9.99%) by LC upon, at the election of LC, not less than 61 days’ prior notice to the Company, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by LC, as may be specified in such notice of waiver).

The number of shares of Common Stock to be issued upon each conversion of the Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion (the “Notice of Conversion”), delivered to the Company by LC; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Company before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of the Note, the sum of (1) the principal amount of the Note to be converted in such Conversion, plus (2) at LC’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in the Note to the Conversion Date, plus (3) at LC’s option, Default Interest, if any, plus (4) LC’s expenses relating to a Conversion including, but not limited to, legal fees, brokerage deposit costs, DWAC fees and other expenses and disbursements, plus (5) at LC’s option, any amounts owed to LC.

Conversion Price.

(a)          Calculation of Conversion Price. The Conversion Price shall be, at the option of LC, (i) $1.75 (the “Fixed Conversion Price”) (subject to adjustment as further described below) or (ii) 80% (the “Conversion Price Discount”) multiplied by the price per share paid by the investors in a subsequent Equity Financing (as described below) of the Company. If LC determines not to convert the Note, or any portion thereof, by the first subsequent Equity Financing resulting in gross proceeds to the Company of at least $2,000,000, the Conversion Price Discount will terminate. An “Equity Financing” shall mean the Company’s sale of its Common Stock or any securities conferring the right to purchase the Company’s Common Stock or securities convertible into, or exchangeable for (with or without additional consideration), the Company’s Common Stock.

(b)          Fixed Conversion Price Adjustments.

(1)          Repricing Adjustment. The Fixed Conversion Price shall be subject to a one-time repricing 275 days after the closing (the “Repricing Date”). The repricing will be based on the lowest volume weighted average price, or VWAP, of the seven (7) trading days immediately preceding the Repricing Date. In the event the Company’s Common Stock is not trading on a national exchange or quoted on the OTC markets, or if the Note is not eligible to be converted and the underlying Conversion Shares sold under Rule 144 of the Securities Act at the Repricing Date, then the Repricing Date shall be on the next date that the Company’s Common Stock is so listed or quoted and the Note is eligible to be converted and the underlying Conversion Shares sold under Rule 144.

(2)          Stock Dividends and Stock Splits. If the Company, at any time while the Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Fixed Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.

(3)          Fundamental Transaction. If, at any time while the Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Note, LC shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, LC of 1 share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Fixed Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Fixed Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.

(4)          Anti-dilution Adjustment. If at any time while the Note is outstanding, the Company sells or grants (or has sold or granted, as the case may be) any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or has sold or issued, as the case may be, or announces any sale, grant or any option to purchase or other disposition), any Common Stock or other securities convertible into, exercisable for or otherwise entitled the any person or entity the right to acquire shares of Common Stock at an effective price per share that is lower than the then Fixed Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (it being agreed that if LC of the Common Stock or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Fixed Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Fixed Conversion Price shall be reduced to a price equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or other securities are issued. Notwithstanding the foregoing, no adjustment will be made in respect of an Exempt Issuance. For purposes of an anti-dilution adjustment, an “Exempt Issuance” means an issuance of shares (i) reserved as employee shares described under the Company’s option pool now or created in the future, (ii) shares issued for consideration other than cash pursuant to a merger, consolidation, acquisition, or similar business combination approved by the Company’s Board of Directors (the “Board”), provided, however, that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (iii) shares issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by the Board; or (iv) shares with respect to which LC waives its anti-dilution rights granted hereby. In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to an anti-dilution adjustment shall be calculated as if all such securities were issued at the initial closing.

(5)          Notice to LC. Whenever the Conversion Price is adjusted as set forth above, the Company shall within two (2) business days deliver to LC a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Authorized Shares.

The Company covenants that during the period the conversion right exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of the Note and exercise of the Warrants. The Company is required at all times to have authorized and reserved three (3) times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Note in effect from time to time, which, if cannot be determined shall be estimated in good faith by the Company) (the “Reserved Amount”). The Reserved Amount shall be increased from time to time in accordance with the Company’s obligations hereunder. The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Company shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Note shall be convertible at the then current Conversion Price, the Company shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. The Company (i) acknowledges that it has irrevocably instructed its transfer agent by letter, a copy of which is attached hereto as Exhibit B to issue certificates for the Common Stock issuable upon conversion of the Note and exercise of the Warrants, and (ii) agrees that its issuance of the Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of the Note. If, at any time the Company does not maintain the Reserved Amount it will be considered an Event of Default under the Note.

Transfer of Conversion Shares.

The shares of Common Stock issuable upon conversion of the Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance (i), (ii) or (iii) above, and who is an Accredited Investor.

LC Warrants.

As part of the Unit, LC was granted the Two-Year Warrant for the purchase of 250,000 shares of the Company’s Common Stock, at an exercise price of $2.50 per share and the Five-Year Warrant for the purchase of 250,000 shares of the Company’s Common Stock, at an exercise price of $3.00 per share (individually, the “Warrant” or collectively, the “Warrants”). The exercise price of each Warrant may be adjusted from time to time pursuant to the terms and conditions of the Warrant.  The 500,000 shares subject to the Warrants are hereinafter collectively referred to as the “Warrant Shares.” The Warrants may be exercised commencing on the date of issuance and ending at 5:00 p.m. EST on the two or five year anniversary date of the Warrant, as applicable (the “Exercise Period”). Subject to the terms and conditions of each Warrant, the rights represented by each Warrant may be exercised in whole or in part at any time or times during such Warrant’s Exercise Period.

Cashless Exercise.

If the market price of one share of Common Stock is greater than the Exercise Price and the Warrant Shares are not registered under an effective non-stale registration statement of the Company, LC may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of the Warrant and a Notice of Exercise, in which event the Company shall issue to LC a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A
Where	X = the number of Shares to be issued to LC.
Y =	the number of Warrant Shares that LC elects to purchase under the Warrant (at the date of such calculation).
A =	the Market Price (at the date of such calculation).
B =	Exercise Price (as adjusted to the date of such calculation).

Exercise Limitations

The Company shall not effect any exercise of a Warrant, and LC shall not have the right to exercise any portion of a Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise LC, together with its affiliates, and any other persons acting as a group together with LC or any of its affiliates, would beneficially own in excess of the Beneficial Ownership Limitation, as defined below.

The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  Upon no fewer than 61 days’ prior notice to the Company, a Holder may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this paragraph shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder.  The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.

No fractional shares shall be issued upon exercise of a Warrant.

Adjustments.

The Exercise Price and the number of Warrant Shares shall be adjusted from time to time for any distribution of assets by the Company, adjustments for stock splits, combinations and stock dividends, and/or anti-dilution provisions as set forth in the Warrants.

Security Agreement.

In order to secure the Company’s timely payment of the Note and related obligations and the timely performance of each and all of its covenants and obligations under the SPA and related documents, the Company, Nexeon Medsystems Puerto Rico Operating Company Corporation, a Puerto Rick stock corporation, a wholly-owned subsidiary of the Company, Pulsus Medical LLC, a Kentucky limited liability company, a wholly-owned subsidiary of the Company, and RS, each an “Obligor,” unconditionally and irrevocably granted, pledged and hypothecated to LC a continuing first-priority security interest in and to, a lien upon, assignment of, and right of set-off against, all presently existing and hereafter acquired or arising Collateral as set forth in the Security Agreement.

Share Pledge Agreement.

As additional security for the Company’s timely payment of the Note and related obligations and the timely performance of each and all of its covenants and obligations under the SPA and related documents, RS pledged 107,154 shares, representing 100% of the issued and outstanding shares of NMB to LC.

Guaranty.

As a condition to making the loan pursuant to the SPA and accepting the Note, LC required Randy M. Rosellini, the father of William Rosellini and a shareholder of the Company (“Guarantor”), to execute a Personal Guaranty (the “Guaranty”) in favor of LC (i) with an absolute and unconditional guarantee to LC and its successors and assigns the payment of the entire principal balance of the loan, all accrued interest thereon and all costs and expenses incurred by LC, including without limitation, the costs and expenses of LC's outside counsel, in connection with the enforcement of the Company's obligations under the Note (the “Obligations”), as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise and (ii) the irrevocable and unconditional covenant and agreement that Guarantor is liable for the Obligations as a primary obligor and that he shall fully perform each and every term and provision of the Guaranty. Guarantor acknowledged that he expects to benefit from LC's making of the loan and acceptance of the Note because of Guarantor's relationship with the Company and that he executed the Guaranty in consideration of that anticipated benefit.

In connection with the issuance of the Personal Guaranty by Mr. Rosellini in the amount of $1,120,000 in conjunction with the Note, the Company granted to Mr. Rosellini a two-year warrant for the purchase of 200,000 shares of the Company’s Common Stock, at an exercise price of $1.50 per share (the “RMR Warrant”). The exercise price of the RMR Warrant may be adjusted from time to time pursuant to the terms and conditions of the RMR Warrant.  The RMR Warrant may be exercised commencing on the date of issuance and ending at 5:00 p.m. EST on the two year anniversary date of the RMR Warrant, as applicable (the “RMR Exercise Period”). Subject to the terms and conditions of the RMR Warrant, the rights represented by the RMR Warrant may be exercised in whole or in part at any time or times during the RMR Exercise Period. The RMR Warrant is subject to the same Cashless Exercise, Exercise Limitations and Adjustments as set forth above for the LC Warrants.

The foregoing descriptions of the terms of the Securities Purchase Agreement, Senior Secured Convertible Promissory Note, the Two-Year and Five-Year Warrants, the Security and Pledge Agreement, the Share Pledge Agreement, the Personal Guaranty, the RMR Warrant and the Deed of Trust, do not purport to be complete and are subject to and qualified in their entirety by reference to the agreements and instruments themselves, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, to this report, and the terms of which are incorporated herein by reference. The benefits and representations and warranties set forth in such agreements and instruments are not intended to and do not constitute continuing representations and warranties of the Company or any other party to persons not a party thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

The issuance of the shares pursuant to the Securities Purchase Agreement, the Commitment Shares and the shares issuable upon any conversion of the Senior Secured Convertible Promissory Note, the Two-Year Warrant, the Five-Year Warrant, and/or the RMR Warrant have not been registered under the Securities Act of 1933, as amended (the “Act”), and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement between the Company and Leonite Capital LLC
10.2	Senior Secured Convertible Promissory Note between the Company and Leonite Capital LLC
10.3	Two-Year Warrant issued to Leonite Capital LLC
10.4	Five-Year Warrant issued to Leonite Capital LLC
10.5	Security and Pledge Agreement between the Company, Nexeon Medsystems Puerto Rico Operating Company Corporation, Pulsus Medical LLC, Rosellini Scientific LLC and Leonite Capital LLC
10.6	Share Pledge Agreement between Nexeon Medsystems Belgium SPRL and Leonite Capital LLC
10.7	Personal Guaranty of Randy Michael Rosellini
10.8	Warrant issued to Randy M. Rosellini
10.9	Deed of Trust from Roselancland Limited Partnership to Leonite Capital LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEON MEDSYSTEMS INC

	By:	/s/ Ronald Conquest
Date: August 25, 2017		Ronald Conquest
Executive Vice President of Finance